                                                                    Exhibit 10.1

                             AMENDMENT NO. 1 TO THE
                   AMETEK, INC. RETIREMENT PLAN FOR DIRECTORS

            WHEREAS, AMETEK, Inc. (the "Company") has adopted the AMETEK, Inc. Retirement Plan for Directors (the "Plan"); and

            WHEREAS, participants in the Plan may, pursuant to equity-based compensation plans of the Company, be granted stock options, restricted stock awards, and/or other equity-based compensation awards; and

            WHEREAS, the Board of Directors of the Company now desires to amend the Plan to clarify that amounts received pursuant to equity-based compensation are not included in the calculation of benefits under the Plan;

            NOW, THEREFORE, the Plan is hereby amended as follows:

            1. Section 1(a) of the Plan is hereby amended to read in its entirety as follows:

            "(a) 'Annual Fees' shall mean the fees and other remuneration expressed as an annual rate payable to a Member in consideration for attending either regularly scheduled or special meetings of the Board of Directors of the Company and any committees thereof, but shall not include any amounts received pursuant to stock options, restricted stock awards or other equity-based compensation awarded by the Company, any amounts received as reimbursement of expenses incurred by a Member or any amounts received from the Company for rendering services to the Company in a capacity other than as a Member of the Board."

            2. The provisions of this Amendment shall be effective as of July 22, 2004.

            3. Except to the extent hereinabove set forth, the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of the Company as of the 22nd day of July, 2004.

                                   AMETEK, INC.

                                   By: /s/ John J. Molinelli
                                       ---------------------------
                                       Name:   John J. Molinelli
                                       Title:  Executive Vice President &
                                               Chief Financial Officer

Attest:

/s/ Kathryn E. Londra
----------------------------
Kathryn E. Londra
Corporate Secretary